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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   April 27, 2001

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-1)


                  ABN AMRO MORTGAGE CORPORATION Series 2001-1
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          333-85443-07                                  36-3886007
---------------------------------          ------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)



   181 West Madison Street, Chicago, Illinois                       60602
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   (Address of Principal Executive Offices)                        (Zip Code)


                              (248) 643-2530
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              (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On April 27, 2001, the Registrant caused the issuance and sale of approximately $237,316,462 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of April 1, 2001, among ABN AMRO Mortgage Corporation, as depositor, State Street Bank and Trust Company, as trustee and Washington Mutual Mortgage Securities Corp., as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.












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                  ITEM 601(a) OF
                  REGULATION S-K
                  EXHIBIT NO.                DESCRIPTION
                  -----------                -----------

                           5.1               Opinion Letter re: legality
                           8.1 Opinion Letter re: tax matters (included as part of Exhibit 5.1)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABN AMRO MORTGAGE CORPORATION
                                        (Registrant)




Dated:   April 27, 2001               By: /s/ Maria Fregosi
                                         -----------------------------------
                                        Name:    Maria Fregosi
                                        Title:   Vice President




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                                INDEX OF EXHIBITS



                  ITEM 601(a) OF             SEQUENTIALLY
                  REGULATION S-K             NUMBERED
                  EXHIBIT NO.                DESCRIPTION
                  -----------                ------------

                  5.1                        Opinion Letter re: legality
                  8.1                        Opinion Letter re: tax matters
                                            (included as Part of Exhibit 5.1)



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